                                                                     EXHIBIT 25
                                   FORM T-1

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ---------------------
                           STATEMENT OF ELIGIBILITY
                  UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                   CORPORATION DESIGNATED TO ACT AS TRUSTEE

                     CHECK IF AN APPLICATION TO DETERMINE
                     ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) [ ]

                            ---------------------
                             THE BANK OF NEW YORK
              (Exact name of trustee as specified in its charter)



                 NEW YORK                      13-5160382
         (State of incorporation             (I.R.S. employer
       if not a U.S. national bank)         identification no.)

      48 WALL STREET, NEW YORK, N.Y.             10286
 (Address of principal executive offices)      (Zip code)

                             ---------------------
                        L-3 COMMUNICATIONS CORPORATION
              (Exact name of obligor as specified in its charter)



                     DELAWARE                           13-3937436
            (State or other jurisdiction of          (I.R.S. employer
            incorporation or organization)         identification no.)

                600 THIRD AVENUE
               NEW YORK, NEW YORK                         10016
    (Address of principal executive offices)            (Zip code)

                             ---------------------

                   HYGIENETICS ENVIRONMENTAL SERVICES, INC.
              (Exact name of obligor as specified in its charter)



                     DELAWARE                          13-3992505
            (State or other jurisdiction of         (I.R.S. employer
            incorporation or organization)         identification no.)

                600 THIRD AVENUE
                NEW YORK, NEW YORK                        10016
      (Address of principal executive offices)          (Zip code)


                             ---------------------
                     L-3 COMMUNICATIONS ILEX SYSTEMS, INC.
              (Exact name of obligor as specified in its charter)


                     DELAWARE                           13-3992952
            (State or other jurisdiction of          (I.R.S. employer
            incorporation or organization)         identification no.)

                600 THIRD AVENUE
               NEW YORK, NEW YORK                         10016
   (Address of principal executive offices)             (Zip code)


                             ---------------------
                      SOUTHERN CALIFORNIA MICROWAVE, INC.
              (Exact name of obligor as specified in its charter)


                      CALIFORNIA                       13-0478540
            (State or other jurisdiction of        (I.R.S. employer
            incorporation or organization)         identification no.)

                  600 THIRD AVENUE
                 NEW YORK, NEW YORK                      10016
      (Address of principal executive offices)         (Zip code)


                             ---------------------
                      % SENIOR SUBORDINATED NOTES DUE 2008
                      (TITLE OF THE INDENTURE SECURITIES)

1. GENERAL INFORMATION. FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

     (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.




                    NAME                                       ADDRESS
--------------------------------------------   ---------------------------------------
   Superintendent of Banks of the State of     2 Rector Street, New York, N.Y. 10006,
   New York                                    and Albany, N.Y. 12203
   Federal Reserve Bank of New York            33 Liberty Plaza, New York, N.Y. 10045
   Federal Deposit Insurance Corporation       Washington, D.C. 20429
   New York Clearing House Association         New York, New York 10005

     (B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.


     Yes.


2. AFFILIATIONS WITH OBLIGOR.


     If the obligor is an affiliate of the trustee, describe each such affiliation.


     None.


16. LIST OF EXHIBITS.


   EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).


  1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


  4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)


  6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)


  7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                   SIGNATURE

     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 28th day of April, 1998.



                                     THE BANK OF NEW YORK



                                     By: /s/ MARY JANE MORRISSEY
                                        ---------------------------------------
                                        Name: MARY JANE MORRISSEY
                                        Title: VICE PRESIDENT

                                                          EXHIBIT 7 TO FORM T-1

                      CONSOLIDATED REPORT OF CONDITION OF

                             THE BANK OF NEW YORK
                    OF 48 WALL STREET, NEW YORK, N.Y. 10286

                    AND FOREIGN AND DOMESTIC SUBSIDIARIES,


a member of the Federal Reserve System, at the close of business December 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                                                         DOLLAR
                                                                                        AMOUNTS
                                                                                      IN THOUSANDS
                                                                                    ---------------
ASSETS
Cash and balances due from depository institutions:
 Noninterest-bearing balances and currency and coin .............................     $ 5,742,986
 Interest-bearing balances ......................................................       1,342,769
Securities:
 Held-to-maturity securities ....................................................       1,099,736
 Available-for-sale securities ..................................................       3,882,686
Federal funds sold and Securities purchased under agreements to resell ..........       2,568,530
Loans and lease financing receivables:
 Loans and leases, net of unearned income .......................................      35,019,608
 LESS: Allowance for loan and lease losses ......................................         627,350
 LESS: Allocated transfer risk reserve ..........................................               0
 Loans and leases, net of unearned income, allowance, and reserve ...............      34,392,258
Assets held in trading accounts .................................................       2,521,451
Premises and fixed assets (including capitalized leases) ........................         659,209
Other real estate owned .........................................................          11,992
Investments in unconsolidated subsidiaries and associated companies .............         226,263
Customers' liability to this bank on acceptances outstanding ....................       1,187,449
Intangible assets ...............................................................         781,684
Other assets ....................................................................       1,736,574
                                                                                      -----------
Total assets ....................................................................     $56,153,587
                                                                                      ===========
LIABILITIES
Deposits:
 In domestic offices ............................................................     $27,031,362
 Noninterest-bearing ............................................................      11,899,507
 Interest-bearing ...............................................................      15,131,855
 In foreign offices, Edge and Agreement subsidiaries, and IBFs ..................      13,794,449
 Noninterest-bearing ............................................................         590,999
 Interest-bearing ...............................................................      13,203,450
Federal funds purchased and Securities sold under agreements to repurchase. .....       2,338,881
Demand notes issued to the U.S. Treasury ........................................         173,851
Trading liabilities .............................................................       1,695,216
Other borrowed money:
 With remaining maturity of one year or less ....................................       1,905,330
 With remaining maturity of more than one year through three years ..............               0
 With remaining maturity of more than three years ...............................          25,664
Bank's liability on acceptances executed and outstanding ........................       1,195,923
Subordinated notes and debentures ...............................................       1,012,940
Other liabilities ...............................................................       2,018,960
                                                                                      -----------
Total liabilities ...............................................................      51,192,576
                                                                                      -----------
EQUITY CAPITAL
Common stock ....................................................................       1,135,284
Surplus .........................................................................         731,319
Undivided profits and capital reserves ..........................................       3,093,726
Net unrealized holding gains (losses) on available-for-sale securities ..........          36,866
Cumulative foreign currency translation adjustments .............................         (36,184)
Total equity capital ............................................................       4,961,011
                                                                                      -----------
Total liabilities and equity capital ............................................     $56,153,587
                                                                                      ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                        Robert E. Keilman



     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.


        Thomas A. Renyi
        Alan R. Griffith      }   Directors
        J. Carter Bacot